Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events

16. Subsequent events.

In January 2023, the Company entered into a development and manufacturing service agreement (“MSA”) with AGC Biologics S.p.A. to manufacture cell therapy lentivirus based product to scaling up the ongoing clinical programs based on results from Phase 1 of the ongoing Phase ½ clinical trial.

On March 23, 2023, the Company entered into an agreement with Ospedale San Raffaele S.r.l. (“OSR”) called The Amendment and Restated License Agreement (“ARLA”). The ARLA amends and restates the license agreement with OSR that the Company entered into on December 15, 2014 (and modifies and replaces all subsequent Amendments No. 1-5 and Letter Agreements). The ARLA is the Company’s new comprehensive agreement with OSR and allows for, among other things, the Company’s right to extend to all solid cancer indications to the field of use of the license. The ARLA also provides the Company an expansion of the licensed product definition, an increase in the breadth of the Company’s intellectual property rights, and two combination candidate products for further development at an additional fee. The ARLA is an amendment and restatement of the existing OSR license agreement with the Company and is subject to customary clearance of the Golden Power Regulation by the Italian government and is not yet effective. The ARLA will go into effect following the consent from the applicable governmental authority, or after the statutory period lapses without any response, in which case the default is the consent.